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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Larry C. Miller, Vice President-Finance and Chief Financial Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company

August 14, 2003                                    /s/ Larry C. Miller
---------------                                    ---------------------------
Dated                                              Larry C. Miller
                                                   Vice President - Finance,
                                                   and Chief Financial Officer

  A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO BUTLER MANUFACTURING COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.